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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 5, 2001


                               GIANT GROUP, LTD.
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            (Exact name of registrant as specified in its charter)


            Delaware                       1-4323                23-0622690
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(State or other jurisdiction of         (Commission               (IRS Employer
         incorporation)                 File Number)         Identification No.)


9440 Santa Monica Blvd., Suite 407                                       90210
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(address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:    (310) 273 5678
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Item 4.  Changes in Registrant's Certifying Accountant.
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On January 5, 2001, the Company engaged BDO Seidman, LLP (Los Angeles) as its auditors for the fiscal year ended December 31, 2000. The Company had previously reported the dismissal of its former auditors, Arthur Andersen, LLP (Los Angeles) in July 2000.




                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 8, 2001                    By:  /s/ Pasquale A. Ambrogio
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                                             Vice-President, Chief Financial
                                             Officer, Secretary and Treasurer